                                                                    Exhibit 99.5

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 CELLCOR, INC.
                                  COMMON STOCK
               SPECIAL MEETING OF STOCKHOLDERS--OCTOBER 16, 1995

  The undersigned, revoking all prior proxies, hereby appoint(s) Gary W. Cashon, Russell W. Ayres, III and Steven D. Singer, Esq., and each of them, with full power of substitution, as proxies to represent and vote as designated herein, all shares of Common Stock, par value $.01 per share, of Cellcor, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at the offices of Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, on Monday, October 16, 1995, at 2:00 p.m. (local time) and at any adjournment thereof.

  In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

               (CONTINUED, AND TO BE SIGNED ON THE REVERSE SIDE)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. ATTENDANCE OF THE UNDERSIGNED AT THE MEETING OR ANY ADJOURNMENT THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SHALL REVOKE THIS PROXY IN WRITING.

                                                               I plan to attend
                                                                  the meeting

                                                                      [ ]

1. To approve and adopt (i) an Agreement and Plan of Merger dated as of June 15, 1995, as amended, among Cytogen Corporation ("Cytogen"), Cellcor Acquisition Corp., a wholly-owned subsidiary of Cytogen (the "Merger Subsidiary"), and the Company, and (ii) the merger of the Company with and into the Merger Subsidiary.

   For      Against      Abstain

   [ ]        [ ]          [ ]

2. To approve the Company's 1995 Stock Incentive Plan.

   For      Against      Abstain

   [ ]        [ ]          [ ]

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   For      Against      Abstain

   [ ]        [ ]          [ ]

                                        UNLESS OTHERWISE INSTRUCTED, THIS PROXY
                                        WILL BE VOTED IN FAVOR OF THE PROPOSALS
                                        SET FORTH ABOVE Please sign exactly as
                                        name appears hereon. When shares are
                                        held by joint owners, both should
                                        sign. When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title as
                                        such. If a corporation, please sign in
                                        full corporate name by President or
                                        other authorized officer. If a
                                        partnership, please sign in partnership
                                        name by authorized person.
    "PLEASE MARK INSIDE BLUE BOXES SO
    THAT DATA PROCESSING EQUIPMENT      Signature ________________ Date ________
    WILL RECORD YOUR VOTES"
                                        Signature ________________ Date ________

                                                                    Exhibit 99.5

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 CELLCOR, INC.
                          CONVERTIBLE PREFERRED STOCK
               SPECIAL MEETING OF STOCKHOLDERS--OCTOBER 16, 1995

  The undersigned, revoking all prior proxies, hereby appoint(s) Gary W. Cashon, Russell W. Ayres, III and Steven D. Singer, Esq., and each of them, with full power of substitution, as proxies to represent and vote as designated herein, all shares of Convertible Preferred Stock, par value $.01 per share, of Cellcor, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at the offices of Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, on Monday, October 16, 1995 at 2:00 p.m. (local time) and at any adjournment thereof.

  In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

               (CONTINUED, AND TO BE SIGNED ON THE REVERSE SIDE)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. ATTENDANCE OF THE UNDERSIGNED AT THE MEETING OR ANY ADJOURNMENT THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDER-SIGNED SHALL REVOKE THIS PROXY IN WRITING.

                                                               I plan to attend
                                                                  the meeting

                                                                      [ ]

To approve and adopt (i) an Agreement and Plan of Merger dated as of June 15, 1995, as amended, among Cytogen Corporation ("Cytogen"), Cellcor Acquisition Corp., a wholly-owned subsidiary of Cytogen (the "Merger Subsidiary"), and the Company and (ii) the merger of the Company with and into the Merger Subsidiary.

   For      Against      Abstain

   [ ]        [ ]          [ ]






                                        UNLESS OTHERWISE INSTRUCTED, THIS PROXY
                                        WILL BE VOTED IN FAVOR OF THE PROPOSAL
                                        SET FORTH ABOVE Please sign exactly as
                                        name appears hereon. When shares are
                                        held by joint owners, both should
                                        sign. When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title as
                                        such. If a corporation, please sign in
                                        full corporate name by President or
                                        other authorized officer. If a
                                        partnership, please sign in partnership
                                        name by authorized person.

  "PLEASE MARK INSIDE BLUE BOXES SO     Signature _________________ Date _______
  THAT DATA PROCESSING EQUIPMENT
  WILL RECORD YOUR VOTES"               Signature _________________ Date _______